Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND

RELEASE OF GUARANTORS

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND RELEASE OF GUARANTORS, dated as of January 22, 2015 (this “Agreement”), is entered into among EQT Midstream Partners, LP, a Delaware limited partnership (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

A.                                    The Borrower, the Guarantors party thereto, the Lenders and the Administrative Agent entered into that certain Amended and Restated Credit Agreement, dated as of February 18, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”).

B.                                    The Borrower has requested that the Lenders agree to release the Guarantors and make certain amendments to the Credit Agreement.

C                                       The Lenders have agreed to release the Guarantors, and make certain amendments to the Credit Agreement, subject to the terms and conditions set forth herein.

D.                                    In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1.                                      Amendments.  The Credit Agreement is hereby amended as follows:

(a)                                 The definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended to restate clause (c) thereof in its entirety to read as follows:

“(c) the amount of cash dividends and cash distributions actually received during such period by the Borrower and its Subsidiaries on a consolidated basis from (i) unconsolidated subsidiaries of the Borrower or other Persons and (ii) Mountain Valley Pipeline plus”

(b)                                 The definition of “Consolidated Subsidiary” set forth in Section 1.01 of the Credit Agreement is hereby amended to add the following language at the end of such definition:

Notwithstanding the above, it is understood and agreed that Mountain Valley Pipeline, upon consummation of the assumption or acquisition by the Borrower or any of its Subsidiaries of membership interests or other interests in Mountain Valley Pipeline from EQT Corporation or any of its Subsidiaries, will not be considered to be  a Consolidated Subsidiary for purposes of this Agreement whether or not it is required to be consolidated by GAAP; provided, that for the purposes of Sections 5.04(c) and 6.01(a) and (b),”Consolidated Subsidiaries” shall include Mountain Valley Pipeline if and to the extent required to be consolidated by GAAP; and provided further, that in such instances, the Borrower will provide such financial information for Mountain Valley Pipeline as the Lenders shall reasonably request to enable the Lenders to verify what adjustments were made by the Borrower to Consolidated Debt, Consolidated EBITDA and other consolidated amounts in order to exclude Mountain Valley Pipeline in calculating compliance with Section 7.02 of this Agreement.

(c)                                  The parenthetical in the definition of “Consolidated Debt” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(other than (A) Debt of the Borrower or a Subsidiary solely resulting from a pledge of the membership interests or other equity interests in Mountain Valley Pipeline owned by the Borrower or such Subsidiary securing indebtedness of Mountain Valley Pipeline and (B) Debt in respect of the AVC Lease (unless the Borrower has elected in writing to include (x) Debt in respect of the AVC Lease for purposes of calculating (1) Consolidated Debt and (2) the amount of Debt Permitted under Section 7.09(i) and (y)

Liens in respect of the AVC Lease, if any, for purposes calculating the amount of Liens permitted under Section 7.01(u)))

(d)                                 The definition of “Guarantors”  set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Guarantors” means, as of the First Amendment Effective Date, none.

(e)                                  The definition of “Subsidiary” set forth in Section 1.01 of the Credit Agreement is hereby amended to add the following language immediately following the last sentence of such definition:

Notwithstanding the above, it is understood and agreed that Mountain Valley Pipeline shall not be a “Subsidiary” of the Borrower for purposes of this Agreement.  For the avoidance of doubt, neither the income (except as specifically permitted pursuant to clause (c) of the definition of Consolidated EBITDA) nor the Debt (unless such Debt is recourse to the Borrower or a Subsidiary, other than Debt of the Borrower or a Subsidiary solely resulting from a pledge of the membership interests or other equity interests in Mountain Valley Pipeline owned by the Borrower or such Subsidiary securing indebtedness of Mountain Valley Pipeline) of Mountain Valley Pipeline shall be included for purposes of calculating the financial covenant set forth in Section 7.02 of this Agreement.

(f)                                   The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“First Amendment Effective Date” means January 22, 2015.

“Mountain Valley Pipeline” means, collectively, Mountain Valley Pipeline, LLC, a Delaware limited liability company, any series thereof and any Subsidiary thereof.

(g)                                  Section 6.01(c) of the Credit Agreement is hereby amended by deleting the words “and whether it is a Material Subsidiary” and inserting the word “and” after the word “formation”.

(h)                                 Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

[Reserved]

(i)                                     Section 7.01 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (t) thereof, re-lettering the existing clause (u) thereof as clause (v), and adding the following new clause (u):

(u) Liens on the membership interests or other equity interests of Mountain Valley Pipeline owned by the Borrower or any Subsidiary securing indebtedness of Mountain Valley Pipeline; and.

(j)                                    Section 7.03(g) of the Credit Agreement is hereby amended by replacing the reference to “Loan Party” therein with “the Borrower or any of its Subsidiaries.”

(k)                                 Section 7.03(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(h) prohibit transactions between the Borrower, on the one hand, and any Subsidiary or Mountain Valley Pipeline, on the other hand, that are on terms and conditions reasonably fair to the Borrower in all material respects in the good faith judgment of the Borrower,

(l)                                     Section 7.09(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(h) Debt solely resulting from a pledge of the membership interests or other equity interests in Mountain Valley Pipeline owned by the Borrower or a Subsidiary securing indebtedness of Mountain Valley Pipeline;

(m)                             Section 7.09(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i) other Debt of the Borrower so long as, after giving effect to the incurrence of such Debt, the Borrower is in compliance with Section 7.02; and

(n)                                 Section 7.09 of the Credit Agreement is hereby amended by adding at the end thereof the following new clause (j):

(j) other Debt of the Subsidiaries of the Borrower so long as, after giving effect to the incurrence of such Debt, the aggregate outstanding principal amount of all Debt outstanding under this clause (j) does not exceed 15% of Consolidated Net Tangible Assets.

(o)                                 Article XI of the Credit Agreement is hereby deleted in its entirety.

(p)                                 Paragraph 6 of Exhibit C to the Credit Agreement is hereby amended by deleting the words “and whether it is a Material Subsidiary” from the first sentence thereof.

(q)                                 Schedule 3 of Exhibit C to the Credit Agreement is hereby amended by deleting the column labeled “Material Subsidiary (Yes or No)”.

(r)                                    Exhibit E to the Credit Agreement is hereby deleted in its entirety.

2.                                      Release. Each Guarantor is hereby unconditionally released from all of its obligations in connection with its guarantee of the Obligations under the Credit Agreement and the other Loan Documents and it is agreed that Article XI of the Credit Agreement is no longer in effect.  The Administrative Agent agrees to execute and deliver to the Borrower (at the expense of the Borrower) such other documents as the Borrower may reasonably request to evidence and give full effect to the release contemplated hereby.

3.                                      Effectiveness; Conditions Precedent.  This Agreement shall be effective as of the date hereof when all of the conditions set forth in this Section 3 shall have been satisfied in form and substance satisfactory to the Administrative Agent.

(a)                                 Execution and Delivery of Agreement.  The Administrative Agent shall have received copies of this Agreement duly executed by the Borrower, the Guarantors, the Lenders and the Administrative Agent.

(b)                                 Notice to Trustee.  The Administrative Agent shall have received evidence that substantially simultaneously with the effectiveness of this Agreement, the Borrower, as Issuer under that certain Indenture dated as of August 1, 2014, as supplemented by that certain First Supplemental Indenture dated as of August 1, 2014 (collectively, the “Indenture”) is delivering notice to The Bank of New York Mellon Trust Company, N.A., as Trustee under the Indenture, that, upon effectiveness of this Agreement, each of the Guarantors shall be released from its obligations in connection with its guarantee of the Obligations under the Credit Agreement and other Loan Documents.

(c)                                  Fees/Expenses.  The Borrower shall have paid all reasonable fees and expenses, if any, required to be paid by the Borrower to the Administrative Agent or its counsel in connection with this Agreement for which invoices have been presented at least one Business Day prior to the date hereof.

4.                                      Ratification of Credit Agreement.  Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Agreement does not impair, reduce or limit any of its obligations under the Loan Documents except as amended hereby.

5.                                      Representations and Warranties.  The Borrower and each Guarantor, as applicable, represents and warrants to the Lenders as follows:

(a)                                 It has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Agreement and performance of the Credit Agreement, as amended by this Agreement;

(b)                                 This Agreement has been duly executed and delivered by such Loan Party and the Credit Agreement, as amended by this Agreement, constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditor’s rights;

(c)                                  No action by or in respect of, or filing with, any court or Governmental Authority (except such as has been obtained and any reports required to be filed by such Loan Party with the SEC) is required in connection with the execution or delivery by such Loan Party of this Agreement or in connection with the performance of the Credit Agreement, as amended by this Agreement, by the Borrower;

(d)                                 The execution and delivery of this Agreement does not contravene, or constitute a default under, (i) any provision of applicable law or regulation or of any Organization Documents of such Loan Party or (ii) any material agreement, judgment, injunction, order, decree or other instrument binding upon such Loan Party;

(e)                                  Both immediately before and after giving effect to this Agreement, the representations and warranties set forth in Article V of the Credit Agreement (except the representations and warranties in Sections 5.04(d) and 5.05 of the Credit Agreement as to any matter which has theretofore been disclosed in writing by the Borrower to the Lenders by written notice given to the Administrative Agent) and the other Loan Documents are true and correct in all material respects (provided that (i) if a representation and warranty is qualified by materiality or Material Adverse Effect, then it shall be true and correct in all respects, and (ii) the representation and warranty made in Section 5.15(a) shall be true and correct in all respects) as of the date hereof, (or, if such representation speaks as of an earlier date, as of such earlier date); and

(f)                                   Both immediately before and after giving effect to this Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default.

6.                                      Counterparts/Telecopy.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts of this Agreement by telecopy or .pdf shall be effective as an original.

7.                                      GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.                                      Reference to and Effect on Credit Agreement.  Except as specifically modified herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are each hereby ratified and confirmed.  This Agreement shall be considered a Loan Document from and after the date hereof.  The Loan Parties intend for the amendments to the Loan Documents set forth herein to evidence an amendment to the terms of the existing indebtedness of the Borrower to the Administrative Agent and the Lenders and do not intend for such amendments to constitute a novation in any manner whatsoever.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	EQT MIDSTREAM PARTNERS, LP, a Delaware limited partnership

	By:	EQT Midstream Services, LLC, its general partner, a Delaware limited liability company

		By:	/s/ Philip P. Conti
		Name:	Philip P. Conti
		Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:	EQUITRANS, L.P., a Pennsylvania limited partnership

	By:	Equitrans Services, LLC, its general partner, a Delaware limited liability company

		By:	Equitrans Investments, LLC, its sole member, a Delaware limited liability company

			By:	EQT Midstream Partners, LP,
its sole member, a Delaware limited
partnership

				By:	EQT Midstream Services, LLC,
its general partner, a Delaware
limited liability company

				By:	/s/ Philip P. Conti
				Name:	Philip P. Conti
				Title:	Senior Vice President and Chief Financial Officer

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

EQUITRANS SERVICES, LLC

By:	Equitrans Investments, LLC, its sole member, a Delaware limited liability company

	By:	EQT Midstream Partners, LP, its sole member, a Delaware limited partnership

		By:	EQT Midstream Services, LLC,
its general partner, a Delaware limited
liability company

			By:	/s/ Philip P. Conti
			Name:	Philip P. Conti
			Title:	Senior Vice President and Chief Financial Officer

EQUITRANS INVESTMENTS, LLC

By:	EQT Midstream Partners, LP, its sole member, a Delaware limited partnership

	By:	EQT Midstream Services, LLC,
its general partner, a Delaware limited liability company

		By:	/s/ Philip P. Conti
		Name:	Philip P. Conti
		Title:	Senior Vice President and Chief Financial Officer

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

EQT MIDSTREAM FINANCE CORPORATION

By:	/s/ Philip P. Conti
Name:	Philip P. Conti
Title:	Senior Vice President and Chief Financial Officer

EQM GATHERING OPCO, LLC

By:	/s/ Randall L. Crawford
Name:	Randall L. Crawford
Title:	President

EQM GATHERING HOLDINGS, LLC

By:	/s/ Randall L. Crawford
Name:	Randall L. Crawford
Title:	President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

ADMINISTRATIVE

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION

as Administrative Agent

	By:	/s/ Michael A. Tribolet
	Name:	Michael A. Tribolet
	Title:	Managing Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Michael A. Tribolet
	Name:	Michael A. Tribolet
	Title:	Managing Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

PNC BANK, NATIONAL ASSOCIATION,

as a Lender

By:	/s/ Tracy J. DeCock
Name:	Tracy J. DeCock
Title:	Senior Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

Bank of America, N.A.,

as a Lender

By:	/s/ Kenneth Phelan
Name:	Kenneth Phelan
Title:	Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

BARCLAYS BANK PLC,

as a Lender

By:	/s/ Luke Syme
Name:	Luke Syme
Title:	Assistant Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

CITIBANK, N.A.,

as a Lender

By:	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

JPMORGAN CHASE BANK, N.A.,

as a Lender

By:	/s/ Debra Hrelja
Name:	Debra Hrelja
Title:	Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

SUNTRUST BANK,

as a Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Director

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

The Bank of Tokyo Mitsubishi UFJ,

as a Lender

By:	/s/ Sherwin Brandford
Name:	Sherwin Brandford
Title:	Director

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

BNP Paribas,

as a Lender

By:	/s/ Sriram Chandrasekaran
Name:	Sriram CHANDRASEKARAN
Title:	Director

By:	/s/ Julien Pecoud-Bouvet
Name:	Julien PECOUD-BOUVET
Title:	Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as a Lender

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

By:	/s/ Samuel Miller
Name:	Samuel Miller
Title:	Authorized Signatory

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

DEUTSCHE BANK AG NEW YORK BRANCH,

as a Lender

By:	/s/ Andreas Neumeier
Name:	Andreas Neumeier
Title:	Managing Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

GOLDMAN SACHS BANK USA,

as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

ROYAL BANK OF CANADA,

as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

THE BANK OF NOVA SCOTIA,

as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,

as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Authorized Signatory

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

THE BANK OF NEW YORK MELLON,

as a Lender

By:	/s/ Mark W. Rogers
Name:	Mark W. Rogers
Title:	Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM

THE HUNTINGTON NATIONAL BANK,

as a Lender

By:	/s/ Joshua D. Elsea
Name:	Joshua D. Elsea
Title:	Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND RELEASE OF GUARANTORS

EQT MIDSTREAM